UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

BROOKLYN IMMUNOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.005 par value per share	BTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On April 21, 2021, the audit committee of the board of directors dismissed Baker Tilly US, LLP, or Baker Tilly, as our independent registered public accounting firm. As used below, “Baker Tilly” includes Squar Milner LLP prior to its combination with Baker Tilly US, LLP effective November 1, 2020.

The reports of Baker Tilly on our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph relating to our ability to continue as a going concern.

During the fiscal years ended December 31, 2020 and 2019 and in the subsequent interim period through April 21, 2021, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference thereto in its reports on the consolidated financial statements for such fiscal years and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K).

We provided a copy of the foregoing disclosures to Baker Tilly and requested that Baker Tilly furnish us with a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Baker Tilly agreed with the above disclosures. A copy of Baker Tilly’s letter furnished pursuant to that request is filed as Exhibit 16.1 to this Form 8-K.

We expect the audit committee will conduct a competitive selection process to determine our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description
16.1	Letter dated April 23, 2021 from Baker Tilly US, LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

Dated: April 23, 2021	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President